Finance income/(expenses), net	12 Months Ended
Dec. 31, 2022
Finance Income (Expense) [Abstract]
Finance income/(expenses), net	Finance income/(expenses), net
Interest income is recognized on a time-proportion basis using the effective interest method.

(In € thousand)	Year ended December 31,
	2022	2021	2020
FINANCE INCOME
Interest income from other parties	260	249	119
Fair value gains on derivative financial instruments	—	—	397
TOTAL FINANCE INCOME	260	249	516
FINANCE EXPENSES
Interest expense on loans	(8,238)	(7,273)	(6,162)
Interest expense on refund liabilities	(9,597)	(8,478)	(3,640)
Interest expenses on lease liabilities	(955)	(903)	(907)
Other interest expense	(264)	(309)	(30)
Fair value losses on derivative financial instruments	—	—	—
TOTAL FINANCE EXPENSES	(19,054)	(16,964)	(10,738)
FOREIGN EXCHANGE GAIN/(LOSSES), NET	(12,587)	8,130	173
FINANCE INCOME/(EXPENSES), NET	(31,381)	(8,584)	(10,049)
In 2022, the net finance result amounted to minus €31.4 million compared to minus €8.6 million in 2021 and minus €10.0 million in 2020. The foreign exchange gain/(losses), net are primarily driven by non-cash revaluation results of non-Euro denominated balance sheet positions.
In 2021, the decrease in net finance expense was mainly due to positive net foreign exchange gains which were partially offset by increased interest expenses on non-current refund liabilities. In 2020, the increase in net finance expenses was mainly due to higher borrowings and the increase in non-current refund liabilities.